UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2017

RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 295-4513
Not Applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On October 31, 2017, RenaissanceRe Holdings Ltd. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2017 and the availability of its corresponding financial supplement. Copies of the press release and the financial supplement are attached as Exhibit 99.1 and 99.2, respectively, to this Form 8-K. This Form 8-K and Exhibits 99.1 and 99.2 hereto are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit #	Description
99.1*	Copy of the Company’s press release, issued October 31, 2017
99.2*	Copy of the Company’s Financial Supplement

*
Exhibits 99.1 and 99.2 are being furnished to the SEC pursuant to Item 2.02 and are not being filed with the SEC. Therefore, these exhibits are not incorporated by reference in any of the registrant’s other SEC filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Robert Qutub
October 31, 2017		Robert Qutub
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit #	Description
99.1*	Copy of the Company’s press release, issued October 31, 2017
99.2*	Copy of the Company’s Financial Supplement

*
Exhibits 99.1 and 99.2 are being furnished to the SEC pursuant to Item 2.02 and are not being filed with the SEC. Therefore, these exhibits are not incorporated by reference in any of the registrant’s other SEC filings.